UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUVEEN INVESTMENT FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice to Fund Shareholders

October 13, 2023

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.

This year, you and other shareholders of Nuveen Investment Funds, Inc. (the “Corporation”), on behalf of each series of the Corporation (each series, as identified on Appendix A to the enclosed Proxy Statement, individually a “Fund,” and collectively, the “Funds”) are being asked to approve the election of board members to serve on your Fund’s board of directors (the “Board” and the directors, “Board Members”). The list of nominees is contained in the enclosed Proxy Statement.

The Funds and certain other investment companies advised by the investment adviser to the Funds and its affiliates are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the funds advised by Nuveen Fund Advisors, LLC (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”). The other group consists of the current board members of the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds (referred to herein as the “TC Funds,” and the board members thereof as the “TC Board Members”). Except as otherwise noted, the Nuveen Funds and the TC Funds are collectively referred to herein as the “Fund Complex.”

The Nuveen Board Members and the TC Board Members separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in the Fund Complex are overseen by the same board members. Accordingly, your Board has proposed the election of twelve (12) Board Members. Eight (8) of the nominees currently serve as Nuveen Board Members. Four (4) of the nominees currently serve as TC Board Members.

Two (2) of the current Nuveen Board Members are expected to retire effective as of December 31, 2023 in accordance with the retirement policies adopted by the Nuveen Funds boards and therefore are not standing for re-election.

Your Fund’s Board unanimously recommends that you vote FOR each of the nominees.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold the meeting or the vote, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	Why am I being asked to elect each of the nominees as Board Members?

A.

Each of the nominees either currently serves as a Nuveen Board Member or a TC Board Member. The election of the nominees is part of the intended alignment and consolidation of the membership of the boards of the Nuveen Funds with membership of the boards of the TC Funds. If shareholders approve the election of all of the nominees, your Fund’s Board’s membership will be expanded to include the four nominees who currently serve as TC Board Members. Each nominee would not be deemed an “interested person” as that term is defined under the Investment Company Act of 1940, as amended.

The election of all of the nominees will bring the membership of the boards of the Fund Complex into alignment such that funds in the Fund Complex are overseen by the same group of board members.

Your Fund’s Board has approved the proposal after evaluating the potential benefits of aligning and consolidating the boards of funds in the Fund Complex and considering the background, skills, experience and other attributes of the nominees who would make up the consolidated board.

Please note that separate proxy statements are being sent to shareholders of the other Nuveen Funds and to shareholders of the TC Funds, who are being asked to vote on the election of the same slate of nominees to the boards of the respective funds.

Q.	What will be some of the benefits of the consolidation for shareholders?

A.	The consolidation of the Board is expected to:

•	Generate cost efficiencies and expense savings that would benefit shareholders; Fund management estimates that nearly all identified savings will accrue directly to Fund shareholders.

•	Align the Fund Complex and its Board with Nuveen LLC’s operating model to promote growth across new, as well as similar, investment products.

•	Facilitate negotiating with vendors as a unified Fund Complex to obtain expected economies of scale and to standardize servicing.

•	Expand marketing and distribution opportunities associated with presenting the TC Funds and Nuveen Funds to the marketplace as one Fund Complex and grow investor engagement.

•	Eliminate duplicate efforts in Board operations.

Q.	What are some examples of the potential economic/cost benefits to shareholders?

A.

Over time, shareholders of the Funds may experience economic benefits due to reduced or eliminated contractual fees/expenses, including the potential for reduced third-party vendor fees as the result of management being able to renegotiate as one consolidated Fund Complex. Other cost savings may arise due to economies of scale if assets grow as a combined Fund Complex.

Q.	Why is this change occurring now?

A.

As Nuveen LLC’s funds business has evolved, your Board and Fund management believe that the prospective benefits of the Board consolidation (as noted above) will be advantageous for all Fund shareholders. The Board and Fund management also believe that individual investor engagement with the TC Funds and Nuveen Funds can be grown more effectively by presenting the Fund Complex to the marketplace as “one fund family” with one common source of oversight—i.e., a combined Board.

Shareholders are expected to benefit from expense reductions, as well as potential incremental savings from economies of scale and the benefits of asset growth shared across the Fund Complex.

Q.	How does the Board consolidation impact my Fund’s investment strategy or fees?

A.	The Board consolidation will not impact any Fund’s investment strategy or increase any Fund’s fees.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at 888-916-1716 with your proxy material.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the meeting?

A.

The meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the meeting only if you were a shareholder of your Fund as of the close of business on October 5, 2023, or if you hold a valid proxy for the meeting. There is no physical location for the meeting.

You will be able to attend the meeting online and submit your questions during the meeting by visiting meetnow.global/MU6Y5XM. You also will be able to vote your shares online by attending the meeting by webcast. To participate in the meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time, on November 20, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet.

To register to attend the meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	The Board unanimously recommends that shareholders vote FOR the election of each of the nominees named herein.

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Notice of Special Meeting of Shareholders to be held on November 20, 2023

Nuveen Investment Funds, Inc.

Nuveen Dividend Value Fund	Nuveen Strategic Income Fund
Nuveen Large Cap Select Fund	Nuveen Real Estate Securities Fund
Nuveen Mid Cap Growth Opportunities Fund	Nuveen Global Infrastructure Fund
Nuveen Mid Cap Value Fund	Nuveen Real Asset Income Fund
Nuveen Small Cap Growth Opportunities Fund	Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Small Cap Select Fund	Nuveen Minnesota Municipal Bond Fund
Nuveen Small Cap Value Fund	Nuveen Nebraska Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund	Nuveen Oregon Intermediate Municipal Bond Fund
Nuveen Credit Income Fund

October 13, 2023

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Nuveen Investment Funds, Inc. (the “Corporation”), on behalf of each series of the Corporation (each series of the Corporation, as identified above and on Appendix A to the enclosed Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held on Monday, November 20, 2023, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

The purposes of the Meeting are:

1.	To elect twelve (12) individuals to serve as Board Members for indefinite terms and until their successors shall take office; and

2.	To address any other business that may properly come before the Meeting.

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Shareholders of record as of the close of business on October 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. There is no physical location for the Meeting. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting meetnow.global/MU6Y5XM. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in the enclosed Proxy Statement.

/s/ Mark Czarniecki

Mark Czarniecki

Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Proxy Statement

October 13, 2023

This Proxy Statement is first being mailed to shareholders on or about October 13, 2023.

Nuveen Investment Funds, Inc.

Nuveen Dividend Value Fund	Nuveen Strategic Income Fund
Nuveen Large Cap Select Fund	Nuveen Real Estate Securities Fund
Nuveen Mid Cap Growth Opportunities Fund	Nuveen Global Infrastructure Fund
Nuveen Mid Cap Value Fund	Nuveen Real Asset Income Fund
Nuveen Small Cap Growth Opportunities Fund	Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Small Cap Select Fund	Nuveen Minnesota Municipal Bond Fund
Nuveen Small Cap Value Fund	Nuveen Nebraska Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund	Nuveen Oregon Intermediate Municipal Bond Fund
Nuveen Credit Income Fund

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” and each director a “Board Member” and collectively, the “Board Members”) of Nuveen Investment Funds, Inc. (the “Corporation”), on behalf of each series of the Corporation (each series of the Corporation, as identified above and on Appendix A, individually a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of certain other Nuveen Funds and TC Funds, each as defined herein) on Monday, November 20, 2023, at 2:00 p.m., Central time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the name of each Fund and the abbreviated name of each Fund by which such Fund is referred to in this Proxy Statement.

Proposal

1.	To elect twelve (12) individuals to serve as Board Members for indefinite terms and until their successors shall take office.

Voting Information

Shareholders of record as of the close of business on October 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. There is no physical location for the Meeting. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting

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meetnow.global/MU6Y5XM. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in this Proxy Statement.

On the proposal coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of each of the Board Member nominees listed in this Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting. Ten percent (10%) of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Certain other Nuveen Funds, not listed in this Proxy Statement, as well as the TC Funds, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. The shareholders of record as of the Record Date of the Trust,

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voting together, will be entitled to elect the Board Members. The vote of the Corporation will include each Fund that is a series of the Corporation.

Each outstanding full share of a Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Fractional votes will be counted.

Shares Outstanding

Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

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PROPOSAL ONE: ELECTION OF BOARD MEMBERS

The purpose of the Meeting is to elect members to the Board. Each Board Member will be elected to serve an indefinite term until his or her successor shall take office. The maximum number of Board Members has been fixed at twelve.

Board Consolidation

The Funds and the other investment companies advised by the investment adviser to the Funds and its affiliates are currently overseen by two separate groups of board members. One of these groups consists of the current board members of the funds advised by Nuveen Fund Advisors, LLC (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”). The other group consists of the current board members of the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds (referred to herein as the “TC Funds,” and the board members thereof as the “TC Board Members”). Except as otherwise noted, the Nuveen Funds and the TC Funds are collectively referred to herein as the “Fund Complex.”

Each of Nuveen Fund Advisors, LLC and Teachers Advisors, LLC is an indirect, wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity.

The Nuveen Board Members and the TC Board Members separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in the Fund Complex are overseen by the same board members. Accordingly, your Board has proposed the election of twelve (12) Board Members. Eight (8) of the nominees currently serve as Nuveen Board Members. Four (4) of the nominees currently serve as TC Board Members.

As noted above, each of the nominees either currently serves as a Nuveen Board Member or a TC Board Member. The election of the nominees is part of the intended alignment and consolidation of the membership of the boards of the Nuveen Funds with membership of the boards of the TC Funds. If shareholders approve the election of all of the nominees, the membership of the Nuveen Funds boards will be expanded to include the four nominees who currently serve as TC Board Members.

The election of all of the nominees will bring the membership of the boards of the Fund Complex into alignment such that funds in the Fund Complex are overseen by the same group of board members.

The board consolidation is expected to (i) generate cost efficiencies and expense savings that would benefit Fund shareholders; (ii) align the Fund Complex and its Board with Nuveen LLC’s (“Nuveen”) operating model to promote growth across new, as well as similar, investment products; (iii) facilitate negotiating with vendors as a unified Fund Complex to obtain expected economies of scale and to standardize servicing; (iv) expand marketing and distribution opportunities associated with presenting the TC Funds and Nuveen Funds to the marketplace as one Fund Complex and grow investor engagement; and (v) eliminate duplicate efforts in Board operations.

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Over time, shareholders of the Funds may experience economic benefits due to reduced or eliminated contractual fees/expenses, including the potential for reduced third-party vendor fees as the result of management being able to renegotiate as one consolidated Fund Complex. Other cost savings may arise due to economies of scale if assets grow as a combined Fund Complex.

Your Board believes that the prospective benefits of the board consolidation will be advantageous to all Fund shareholders.

Your Fund’s Board has approved the proposal after evaluating the potential benefits of aligning and consolidating the boards of funds in the Fund Complex and considering the background, skills, experience and other attributes of the nominees who would make up the consolidated board.

Please note that separate proxy statements are being sent to shareholders of certain other Nuveen Funds and to shareholders of the TC Funds, who are being asked to vote on the election of the same slate of nominees to the boards of the respective funds.

Nominees

Twelve (12) nominees, including Amy B. R. Lancellotta, Joanne T. Medero, Albin F. Moschner, John K. Nelson, Matthew Thornton III, Terence J. Toth, Margaret L. Wolff and Robert L. Young, each a current Nuveen Board Member, and Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny and Loren M. Starr, each a TC Board Member, are standing for election at the Meeting. Nominees for election as Board Members are to be elected by all shareholders of the Corporation to serve a term until their successors shall have been duly elected and qualified. Information about each of these twelve nominees is set forth below.

The Board of the Corporation is currently composed of ten (10) Board Members: Jack B. Evans, William C. Hunter, Amy B. R. Lancellotta, Joanne T. Medero, Albin F. Moschner, John K. Nelson, Matthew Thornton III, Terence J. Toth, Margaret L. Wolff and Robert L. Young. Mr. Evans and Dr. Hunter are expected to retire effective as of December 31, 2023 in accordance with the retirement policies adopted by the Nuveen Funds boards and therefore are not standing for re-election.

Mr. Evans, Dr. Hunter, Mr. Moschner, Mr. Nelson, Mr. Thornton III, Mr. Toth, Ms. Wolff and Mr. Young were last elected to the Corporation’s Board at a special meeting of shareholders held on November 16, 2020. Ms. Lancellotta and Ms. Medero were each appointed as a Board Member of the Corporation effective as of June 1, 2021.

If elected at the Meeting, Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr are expected to be seated as Board Members effective as of January 1, 2024.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of each of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Corporation if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Corporation’s present Board.

All Board Member nominees are not “interested persons” as defined in the Investment Company Act of 1940, as amended, of the Funds or of Nuveen Fund Advisors, LLC, the Funds’

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investment adviser (the “Adviser”), and have never been an employee or director of TIAA or Nuveen, the Adviser’s parent companies, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board, which is composed entirely of Directors who are Independent Board Members, unanimously recommends that shareholders vote FOR the election of each of the nominees named herein.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

CURRENT BOARD MEMBERS WHO ARE NOMINEES

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Indefinite Length of service: Since 2021	Formerly, Managing Director, Independent Directors Council (“IDC”) (2006-2019) (supports the fund independent director community and is part of the Investment Company Institute (“ICI”), which represents regulated investment companies); formerly, various positions with ICI (1989-2006)	135(3)	President and Member of the Board of Directors (since 2020), Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Indefinite Length of service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington &	135(3)	Member (since 2019) of the Board of Directors of the Baltic-American Freedom Foundation.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years
Sutcliffe LLP (law firm) (1993-1995); formerly General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Indefinite Length of service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice President of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	135(3)	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Indefinite Length of service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	135(3)	Member of the Board of Directors (since 2008) of Core12 LLC. Former Member of the President’s Council (2010-2019) of Fordham University; Former Director (2009-2018) of the Curran Center for Catholic American Studies.

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Indefinite Length of service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	135(3)	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coating and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure). Former Member of the Board of Directors (2012-2018), Safe Kids Worldwide.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Indefinite Length of service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT services LLC (information technology services firm to	135(3)	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts; Member of the Board of Directors (philanthropy) (since 2008), Catalyst Schools of Chicago; Member of the Board

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years
			government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007) and Northern Trust Hong Kong Board (1997-2004).		of Directors (since 2012) (and Former Investment Committee Chair (2017-2022)), Mather Foundation (philanthropy). formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016).

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Indefinite Length of service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services) (2005-2014).	135(3)	Member of the Board of Trustees (since 2005) of New York-Presbyterian Hospital. Member of the Board of Trustees (since 2004) (and former Chair (2015-2022)), The John A. Hartford Foundation (philanthropy dedicated to improving the care older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Indefinite Length of service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc. (1999-2017).	135(3)	None.

NOMINEES WHO ARE NOT CURRENTLY BOARD MEMBERS

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1963	None	Term: Indefinite Length of Service: Not Applicable	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	88(3)	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007) , Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1967	None	Term: Indefinite Length of Service: Not Applicable	Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	88(3)	Trustee Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the IDC.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1963	None	Term: Indefinite Length of Service: Not Applicable	Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	88(3)	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018) , Aflac Incorporated; Director (since 2018), ParentSquare. Former Director (2012-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box; former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and former President of the Board (2014-2018) of Crane Country Day School.

Loren M. Starr c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 1961	None	Term: Indefinite Length of Service: Not Applicable	Independent Consultant/Advisor (2021-Present). Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	88(3)	Director (since 2023), AMG. Former Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); Former Chair and Member of the Board of Trustees (2015-2018), Georgia Council on Economic Education (GCEE).

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During Past Five Years

CURRENT BOARD MEMBERS WHO ARE NOT STANDING FOR REELECTION AS NOMINEES

Jack B. Evans(4) 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation (private philanthropic corporation); Life Trustee of Coe College; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (1997-2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc. (regional financial services firm); Member and President Pro Tem of the Board of Regents for the State of Iowa University System (2007-2013); Director (1996-2015), The Gazette Company (media and publishing).	135	Formerly, Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director (2000-2004), Alliant Energy.

William C. Hunter(4) 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 2003	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	135	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

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(1)	Length of Time Served of the current Board Members indicates the year in which the individual became a Board Member of a Nuveen Fund.
(2)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, CREF and TIAA Separate Account VA-1 (“VA-1”).
(3)

In connection with the board consolidation, each nominee is also standing for election, or expected to be appointed, to oversee additional funds in the Fund Complex. If so elected, the Number of Portfolios in the Fund Complex Overseen by each Board Member will be as follows on January 1, 2024:

Joseph A. Boateng	191

Michael A. Forrester	191

Thomas J. Kenny	214

Amy B.R. Lancellotta	214

Joanne T. Medero	214

Albin F. Moschner	214

John K. Nelson	214

Loren M. Starr	213

Matthew Thornton III	214

Terence J. Toth	214

Margaret L. Wolff	214

Robert L. Young	214

In addition, certain nominees may from time to time prior to the Meeting be appointed or elected to other boards overseeing additional portfolios in the Fund Complex.

(4)	Dr. Hunter and Mr. Evans are expected to retire from the Board, effective as of December 31, 2023, and therefore are not standing for election at the Meeting.

Fund Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the Nuveen Funds boards have adopted a governance principle pursuant to which each Board Member has been expected to invest, either directly or on a deferred basis, at least the equivalent of one year of board compensation in funds in the Nuveen Funds.

The dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and all funds in the family of investment companies overseen or to be overseen by the Board Member or nominee as of December 31, 2022 is set forth in Appendix B.

As of December 31, 2022, each Board Member, nominee or executive officer individually, and the Board Members, nominees and executive officers as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Prior to January 1, 2023, Independent Board Members received a $205,000 annual retainer, plus they received (a) a fee of $7,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $3,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,250 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $5,000 per meeting

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for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,250 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $125,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee received $20,000 each as additional retainers. Independent Board Members also received a fee of $3,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. Any compensation paid to the Independent Board Members as members of ad hoc committees is temporary in nature and not expected to be long-term, ongoing compensation. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may have held in-person meetings by telephonic or videographic means and were compensated at the in-person rate.

Effective January 1, 2023, Independent Board Members receive a $210,000 annual retainer, plus they receive (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Open-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the

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Open-End Funds Committee and the Investment Committee receive $20,000 each as additional retainers. Independent Board Members also receive a fee of $5,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees will be determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

Upon consolidation of the Board, it is expected that the Board will consider Board compensation and approve a compensation structure for the consolidated Board.

The Funds do not have retirement or pension plans. Certain Nuveen Funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible funds. No Participating Fund will be liable for any other Participating Fund’s obligations to make distributions under the Deferred Compensation Plan.

The tables set forth in Appendix C show, for each Board Member and nominee, the aggregate compensation paid by each Fund to each Board Member and nominee for its last fiscal year and the aggregate compensation paid by all funds in the Fund Complex to each Board Member and nominee for the calendar year ended December 31, 2022.

The Corporation has no employees. Each officer of the Corporation serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of each Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure for Nuveen Funds. A unitary board consists of one group of trustees/directors who serve on the board of every Nuveen Fund. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also

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whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

The proposed board consolidation is intended to extend this unitary board structure to align the boards of the Nuveen Funds and the TC Funds.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Specific responsibilities of the Chair include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board and the shareholders.

Currently, Mr. Toth serves as the independent Chair of the Board.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and current functions of the standing committees are summarized below. Upon con-

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solidation of the Board, the Board is expected to consider and adopt Board leadership positions and committee structures and memberships for the consolidated Board.

Executive Committee. The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Toth, Chair, Mr. Nelson and Mr. Young. The number of Executive Committee meetings of the Corporation held during the calendar year ended December 31, 2022 is shown in Appendix D.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Adviser’s general supervision of such actions through its role as valuation designee, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Evans, Mr. Moschner, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds.

A copy of the Charter of the Audit Committee is available at www.nuveen.com/fundgovernance. The number of Audit Committee meetings of the Corporation held during the calendar year ended December 31, 2022 is shown in Appendix D.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and mat-

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ters related thereto. Although the unitary board and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, any sub-adviser, the Funds’ distributor, and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Board Members of the Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Toth, Chair, Mr. Evans, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Ms. Wolff and Mr. Young.

A copy of the Charter of the Nominating and Governance Committee is available at www.nuveen.com/fundgovernance. The number of Nominating and Governance Committee meetings of the Corporation held during the calendar year ended December 31, 2022 is shown in Appendix D.

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Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Mr. Young, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Thornton.

The number of Dividend Committee meetings of the Corporation held during the calendar year ended December 31, 2022 is shown in Appendix D.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth.

The number of Compliance Committee meetings of the Corporation held during the calendar year ended December 31, 2022 is shown in Appendix D.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise under or within the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of

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risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Board Members of the Funds. Accordingly, the members of the Investment Committee are Dr. Hunter, Chair, Mr. Evans, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young.

During the calendar year ended December 31, 2022, the Investment Committee did not meet because it was formed on January 1, 2023.

Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the funds in the fund complex that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Moschner, Chair, Ms. Medero, Mr. Thornton, Mr. Toth and Mr. Young.

The number of Open-End Funds Committee meetings of the Corporation held during the calendar year ended December 31, 2022 is shown in Appendix D.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of the Corporation during the calendar year ended December 31, 2022 is shown in Appendix D.

Board Member Attendance. During the calendar year ended December 31, 2022, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member.

Qualification of Board Members

In determining that a particular nominee was qualified to serve on the Board, the Board considered each nominee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board

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Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each nominee satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each nominee should serve as a Board Member. References to the experiences, qualifications, attributes and skills of each nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. The standards set forth above may be re-evaluated and modified by the Board following the Board consolidation.

Current Board Members who are Nominees

Amy B. R. Lancellotta. Ms. Lancellotta has been a Nuveen Board Member since 2021. After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero. Ms. Medero has been a Nuveen Board Member since 2021. Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays

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Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner. Mr. Moschner has been a Nuveen Board Member since 2016. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson. Mr. Nelson has been a Nuveen Board Member since 2013. Mr. Nelson is on the Board of Director of Core12, LLC (since 2008), a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN

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AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). The President’s Council and as a director of The Curran Center for Catholic American Studies. Mr. Nelson is a graduate of Fordham University, holding a B.A. in Economics and an M.B.A. in Finance.

Matthew Thornton III. Mr. Thornton has been a Nuveen Board Member since 2020. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth. Mr. Toth, the Nuveen Funds’ Independent Chair, has been a Nuveen Board Member since 2008. Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds.

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He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff. Ms. Wolff has been a Nuveen Board Member since 2016. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young. Mr. Young has been a Nuveen Board Member since 2017. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Nominees who are not Current Board Members

Joseph A. Boateng. Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was

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previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester. Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, he held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester served as a Copper Rock board member from 2007-2021. Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny. Mr. Kenny has been a TC Board Member since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the, Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017.

Loren M. Starr. Mr. Starr has been a TC Board Member since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Current Board Members who are not Standing for Reelection as Directors

Jack B. Evans. Mr. Evans has been a Nuveen Board Member since 1999. Mr. Evans has served as Chairman (since 2019) and President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer (1972-1995) of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago from 1997 to 2003 as well as a Director of Alliant Energy from 2000 to 2004 and Member and President Pro Tem of the Board of Regents for the State of Iowa University System from 2007 to 2013. Mr. Evans is a Life Trustee of Coe College and formerly served as Chairman of the Board of United Fire Group from 2009 to 2021, served as a Director and Public Member of the American Board of Orthopaedic Surgery from 2015 to 2020 and served on the Board of The Gazette Company from 1996 to 2015. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa.

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William C. Hunter. Dr. Hunter has been a Nuveen Board Member since 2003. Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter received his PhD (1978) and MBA (1970) from Northwestern University and his BS from Hampton University (1970).

***

Each of Mr. Evans and Dr. Hunter is expected to retire from the Board, effective as of December 31, 2023, and therefore is not standing for election at the Meeting.

Independent Chair

Mr. Toth currently serves as the independent Chair of the Board. Specific responsibilities of the Chair include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

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The Officers

The following table sets forth information with respect to each officer of the Corporation. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Certain officers of the Trust may be changed by the Board following the Board consolidation.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.	135

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director (since 2022), formerly, Vice President (2016-2022), and Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023).	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).	135

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	135

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen (since 2023); Vice President, Associate General Counsel and Assistant Secretary (since 2023) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).	135

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen, Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Chartered Financial Analyst and Certified Financial Risk Manager.	135

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).	223

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President (since 2022) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Senior Managing Director (2017-2022); Executive Vice President (since 2023) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Senior Managing Director (2017-2023); Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC, formerly, Senior Managing Director (2017-2023, Secretary (2016-2023) and Co-General Counsel (2011-2020); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Senior Managing Director (2017-2023) and Associate General Counsel (2011-2020); Executive Vice President (since 2021) and Secretary (since 2023) of Teachers Advisors, LLC, formerly, General Counsel and Assistant Secretary (2021-2023 ); Executive Vice President (since 2017) and Secretary (since 2023) of TIAA-CREF Investment Management, LLC, formerly, General Counsel and Assistant Secretary (2017-2023); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC, Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Alternative Investments, LLC, formerly Senior Managing Director (2017-2023).	223

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2019	Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups (2017-2022) at Nuveen; Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2021), formerly, Senior Director (2016-2021) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Mutual Fund and Tax Expense Administration (since 2022), formerly, Senior Director Mutual Fund Taxation (2015-2022) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.	223

Justin M. Pfaff 333 West Wacker Drive Chicago, IL 60606 1981	Chief Administrative Officer	Term: Indefinite Length of Service: Since 2023	Managing Director, Advisory Product, Nuveen (since 2016); Chartered Financial Analyst.	67

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.	135

Trey S. Stenersen 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Indefinite Length of Service: Since 2022	Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller	Term: Indefinite Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen Asset Management, LLC; Senior Managing Director of Teachers Advisors, LLC (since 2021) and TIAA-CREF Investment Management, LLC (since 2016); Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; has held various positions with TIAA since 2006.	223

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Indefinite Length of Service: 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2023) and Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019) of Nuveen.	135

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Served by Officer

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).	223

(1)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, CREF and VA-1.

Independent Registered Public Accounting Firm

The Independent Board Members have unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of each Fund for each such Fund’s current fiscal year. PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

A representative of PwC will be invited to be present at the Meeting if they so desire, and if present will have the opportunity to make a statement and/or answer questions if they desire to do so.

Audit and Related Fees

The tables set forth in Appendix E provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

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Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firms provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firms to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

The affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members. This means that the nominees receiving the highest number of affirmative votes cast at the Meeting will be elected to serve as Board Members. For purposes of determining the approval of the proposal to elect nominees, withheld votes, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee of the Board.

ADDITIONAL INFORMATION

Attending the Meeting

The Meeting will be held in a virtual meeting format only. There is no physical location for the meeting. Shareholders may participate in the Meeting at meetnow.global/MU6Y5XM by entering the control number found on the shareholder’s proxy card at the date and time of the Meeting. Shareholders may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to

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Computershare Fund services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Principal Shareholders

As of the Record Date, the record owners of the specified Fund and class set forth on Appendix F held the share amounts and corresponding percentages indicated therein, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares.

To the knowledge of the Funds, as of the Record Date, no shareholder owned, beneficially or of record, 5% or more of any class of shares of any Fund, except as provided in Appendix F.

Beneficial owners of 25% or more of a class of shares of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Information About the Adviser and Distributor

The Adviser

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, the investment management arm of TIAA. As of June 30, 2023, Nuveen managed approximately $1.16 trillion in assets, of which approximately $141 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, an affiliate of the Adviser, serves as the distributor for the Funds’ shares.

Shareholder Proposals

The Corporation generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Corporation does not hold regular

35

shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders of the Corporation should send their written proposal to the Corporation at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Corporation begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Board Member Attendance at Shareholder Meetings

Board Members are expected to make reasonable efforts to attend meetings of shareholders of the Funds.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs in connection with the solicitation of proxies will be paid by the Funds (allocated among the Funds based on relative net assets). The expenses are included in the administrative expenses that are paid for from the net assets of the Corporation. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies and expect to pay an estimated fee of $38,000 and reimburse Computershare Fund Services for its reasonable expenses in connection with its solicitation of proxies.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

Shareholder Reports

Each Fund’s most recent annual and semi-annual shareholder reports are available at the Funds’ website at www.nuveen.com. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

36

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 20, 2023

This Proxy Statement, each Fund’s most recent annual report to shareholders, the form of proxy and the Notice of Special Meeting are available at https://www.nuveen.com/en-us/investments/proxy-information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

A list of shareholders entitled to be present and to vote at the Meeting may be available for inspection by any shareholder to the extent required by applicable state law.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject your Fund to additional expense. The chair of the Meeting may also adjourn the Meeting to permit further solicitation of proxies with respect to any proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark Czarniecki

Vice President and Secretary

October 13, 2023

37

APPENDIX A

FUND INFORMATION

			Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class C	Class I	Class R6
Nuveen Dividend Value Fund	Dividend Value	10/31	27,082,329	713,138	21,110,784	171,949,526
Nuveen Large Cap Select Fund	Large Cap Select	10/31	776,067	44,198	269,651	—
Nuveen Mid Cap Growth Opportunities Fund	Mid Cap Growth Opportunities	10/31	6,420,607	—	1,473,813	83,073
Nuveen Mid Cap Value Fund	Mid Cap Value	10/31	1,266,179	105,039	6,820,998	—
Nuveen Small Cap Growth Opportunities Fund	Small Cap Growth Opportunities	10/31	1,894,545	—	5,669,267	40,327
Nuveen Small Cap Select Fund	Small Cap Select	10/31	6,209,592	—	3,799,768	371,319
Nuveen Small Cap Value Fund	Small Cap Value	10/31	3,697,301	57,583	8,704,704	115,658
Nuveen Short Term Municipal Bond Fund	Short Term Municipal Bond	3/31	24,435,879	995,252	30,638,850	—
Nuveen Credit Income Fund	Credit Income	8/31	7,565,791	860,431	4,184,212	—
Nuveen Strategic Income Fund	Strategic Income	8/31	12,943,335	1,287,396	35,156,719	25,220,715
Nuveen Real Estate Securities Fund	Real Estate Securities	12/31	8,683,543	286,387	37,978,776	21,012,115
Nuveen Global Infrastructure Fund	Global Infrastructure	12/31	4,440,099	809,078	32,604,383	6,531,814
Nuveen Real Asset Income Fund	Real Asset Income Fund	12/31	7,394,304	3,326,645	36,933,637	8,553,125
Nuveen Minnesota Intermediate Municipal Bond Fund	Minnesota Intermediate Municipal Bond	5/31	8,278,048	829,633	24,771,478	—
Nuveen Minnesota Municipal Bond Fund	Minnesota Municipal Bond	5/31	19,337,087	1,434,510	30,858,154	—
Nuveen Nebraska Municipal Bond Fund	Nebraska Municipal Bond	5/31	4,229,950	163,126	4,589,125	—
Nuveen Oregon Intermediate Municipal Bond Fund	Oregon Intermediate Municipal Bond	5/31	2,762,270	213,229	16,160,278	—

A-1

APPENDIX B

SHARE OWNERSHIP

Dollar Range of Equity Securities By Board Members and Nominees

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all funds in the Family of Investment Companies overseen by the Board Member or nominee as of December 31, 2022. The information set forth below includes share equivalents of certain funds in which the Board Member or nominee is deemed to be invested pursuant to deferred compensation arrangements applicable to such Board Member or nominee.

	CURRENT DIRECTORS										NOMINEES
Fund	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Dividend Value Fund	Over $100,000	$0	$50,001-$100,000	Over $100,000	$0	$0	$0	$0	Over $100,000	Over $100,000	$0	$0	$0	$0
Nuveen Large Cap Select Fund	$0	$0	$1-$10,000	Over $100,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Mid Cap Growth Opportunities Fund	Over $100,000	$0	$0	$0	$0	$0	$0	$50,001-$100,000	$0	$0	$0	$0	$0	$0
Nuveen Mid Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Growth Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$50,001-$100,000	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Select Fund	$0	$0	$1-$10,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$50,001-$100,000	$0	$0	$0	$0	$0	$0
Nuveen Short Term Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Credit Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Strategic Income Fund	$0	Over $100,000	$0	$0	$0	$0	$0	Over $100,000	$0	$0	$0	$0	$0	$0
Nuveen Real Estate Securities Fund	$0	Over $100,000	$1-$10,000	$0	$0	$10,001-$50,000	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Global Infrastructure Fund	$0	$50,001-$100,000	$0	$0	$0	$0	$0	Over $100,000	$0	$0	$0	$0	$0	$0
Nuveen Real Asset Income Fund	$50,001-$100,000	Over $100,000	$0	$0	$0	$0	$0	$50,000-$100,000	Over $100,000	Over $100,000	$0	$0	$0	$0

	CURRENT DIRECTORS										NOMINEES
Fund	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Minnesota Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Minnesota Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Nebraska Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Oregon Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member or Nominee in Family of Investment Companies(1)	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000(2)	Over $100,000(2)	Over $100,000(2)	$10,001-$50,000(2)

(1)	As used in this table, the Family of Investment Companies consists of the Nuveen Funds, the TC Funds, CREF and VA-1.

(2)	Includes notional amounts allocated under both the TC Funds boards’ long-term compensation plan and optional deferred compensation plan.

The table below presents information on Trustees and Nominees who own securities in companies (other than investment companies) that are advised by entities that are under common control with the Funds’ investment adviser(s) as of December 31, 2022:

Name of Trustee/Nominee	Name of Owners/Relationships to Trustee/Nominee	Companies(2)	Title of Class	Value of Securities(3)	Percent of Class(4)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$61,063	0.01%

	KSHFO, LLC(1)	Global Timber Resources Investor Fund, LP	None	$3,593	0.39%

	KSHFO, LLC(1)	Global Agriculture II Investor Fund LP	None	$9,448	0.67%

(1)	Mr. Kenny owns 6.6% of KSHFO, LLC.

(2)	The investment advisers to the Funds, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

(3)	These amounts reflect the current value of holdings as of December 31, 2022.

(4)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

APPENDIX C

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds

The following table sets forth, for each Board Member and nominee, the aggregate compensation paid by each Fund to each Board Member and nominee for its last fiscal year and the aggregate compensation paid by all funds in the Fund Complex to each Board Member and nominee for the calendar year ended December 31, 2022.(1)

		CURRENT DIRECTORS										NOMINEES
Fund	Last Fiscal Year End	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Dividend Value Fund	10/31	$9,131	$8,392	$8,149	$8,073	$9,463	$9,199	$8,340	$11,801	$8,679	$8,929	N/A	N/A	N/A	N/A
Nuveen Large Cap Select Fund	10/31	$107	$98	$95	$95	$110	$108	$98	$137	$102	$106	N/A	N/A	N/A	N/A
Nuveen Mid Cap Growth Opportunities Fund	10/31	$772	$713	$692	$686	$798	$779	$707	$988	$735	$751	N/A	N/A	N/A	N/A
Nuveen Mid Cap Value Fund	10/31	$1,086	$996	$968	$958	$1,128	$1,094	$991	$1,411	$1,032	$1,067	N/A	N/A	N/A	N/A
Nuveen Small Cap Growth Opportunities Fund	10/31	$606	$560	$544	$539	$626	$611	$555	$775	$577	$588	N/A	N/A	N/A	N/A
Nuveen Small Cap Select Fund	10/31	$328	$302	$293	$290	$339	$330	$300	$422	$312	$320	N/A	N/A	N/A	N/A
Nuveen Small Cap Value Fund	10/31	$1,566	$1,441	$1,400	$1,387	$1,622	$1,580	$1,432	$2,017	$1,489	$1,530	N/A	N/A	N/A	N/A
Nuveen Short Term Municipal Bond Fund	3/31	$2,269	$2,132	$2,035	$2,027	$2,445	$2,323	$2,127	$2,997	$2,238	$2,410	N/A	N/A	N/A	N/A
Nuveen Credit Income Fund	8/31	$282	$271	$252	$257	$298	$291	$266	$359	$273	$262	N/A	N/A	N/A	N/A
Nuveen Strategic Income Fund	8/31	$1,862	$1,772	$1,663	$1,684	$1,964	$1,920	$1,756	$2,375	$1,790	$1,742	N/A	N/A	N/A	N/A
Nuveen Real Estate Securities Fund	12/31	$4,358	$4,026	$3,929	$3,906	$4,512	$4,408	$3,996	$5,566	$4,148	$4,180	N/A	N/A	N/A	N/A
Nuveen Global Infrastructure Fund	12/31	$1,541	$1,416	$1,384	$1,377	$1,598	$1,553	$1,407	$1,990	$1,470	$1,501	N/A	N/A	N/A	N/A
Nuveen Real Asset Income Fund	12/31	$3,630	$3,350	$3,260	$3,241	$3,848	$3,724	$3,381	$4,690	$3,478	$3,618	N/A	N/A	N/A	N/A
Nuveen Minnesota Intermediate Municipal Bond Fund	5/31	$1,101	$1,028	$982	$978	$1,188	$1,129	$1,031	$1,456	$1,080	$1,165	N/A	N/A	N/A	N/A
Nuveen Minnesota Municipal Bond Fund	5/31	$1,743	$1,625	$1,554	$1,546	$1,880	$1,790	$1,632	$2,300	$1,706	$1,841	N/A	N/A	N/A	N/A
Nuveen Nebraska Municipal Bond Fund	5/31	$333	$311	$297	$296	$359	$342	$312	$440	$327	$352	N/A	N/A	N/A	N/A
Nuveen Oregon Intermediate Municipal Bond Fund	5/31	$637	$593	$567	$564	$687	$654	$596	$841	$623	$673	N/A	N/A	N/A	N/A
Total Compensation from funds in the Fund Complex(2) Paid to Board Members for calendar year ended December 31, 2022		$412,281	$382,750	$390,250	$429,000	$371,848	$402,906	$526,950	$396,076	$443,950	$416,325	$425,000	$450,000	$563,750	$98,750

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are set forth in the following table.

(2)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, CREF and VA-1.

C-1

Deferred Fees for the Funds

	CURRENT DIRECTORS										NOMINEES
Fund	Evans	Hunter	Lancellotta	Medero	Moschner	Nelson	Thornton	Toth	Wolff	Young	Boateng	Forrester	Kenny	Starr
Nuveen Dividend Value Fund	$855	N/A	$1,854	$2,810	N/A	N/A	N/A	N/A	$3,728	$7,142	N/A	N/A	N/A	N/A
Nuveen Large Cap Select Fund	$7	N/A	$21	$32	N/A	N/A	N/A	N/A	$35	$56	N/A	N/A	N/A	N/A
Nuveen Mid Cap Growth Opportunities Fund	$72	N/A	$143	$217	N/A	N/A	N/A	N/A	$307	$612	N/A	N/A	N/A	N/A
Nuveen Mid Cap Value Fund	$102	N/A	$232	$351	N/A	N/A	N/A	N/A	$451	$844	N/A	N/A	N/A	N/A
Nuveen Small Cap Growth Opportunities Fund	$57	N/A	$111	$168	N/A	N/A	N/A	N/A	$239	$482	N/A	N/A	N/A	N/A
Nuveen Small Cap Select Fund	$31	N/A	$64	$98	N/A	N/A	N/A	N/A	$132	$258	N/A	N/A	N/A	N/A
Nuveen Small Cap Value Fund	$147	N/A	$312	$473	N/A	N/A	N/A	N/A	$636	$1,229	N/A	N/A	N/A	N/A
Nuveen Short Term Municipal Bond Fund	$219	N/A	$653	$993	N/A	N/A	N/A	N/A	$1,096	$1,789	N/A	N/A	N/A	N/A
Nuveen Credit Income Fund	$23	N/A	$33	$49	N/A	N/A	N/A	N/A	$98	$230	N/A	N/A	N/A	N/A
Nuveen Strategic Income Fund	$156	N/A	$247	$374	N/A	N/A	N/A	N/A	$668	$1,495	N/A	N/A	N/A	N/A
Nuveen Real Estate Securities Fund	$403	N/A	$826	$1,252	N/A	N/A	N/A	N/A	$1,726	$3,401	N/A	N/A	N/A	N/A
Nuveen Global Infrastructure Fund	$144	N/A	$322	$488	N/A	N/A	N/A	N/A	$634	$1,200	N/A	N/A	N/A	N/A
Nuveen Real Asset Income Fund	$340	N/A	$763	$1,156	N/A	N/A	N/A	N/A	$1,502	$2,886	N/A	N/A	N/A	N/A
Nuveen Minnesota Intermediate Municipal Bond Fund	$106	N/A	$314	$477	N/A	N/A	N/A	N/A	$527	$864	N/A	N/A	N/A	N/A
Nuveen Minnesota Municipal Bond Fund	$167	N/A	$496	$754	N/A	N/A	N/A	N/A	$833	$1,364	N/A	N/A	N/A	N/A
Nuveen Nebraska Municipal Bond Fund	$32	N/A	$95	$144	N/A	N/A	N/A	N/A	$159	$261	N/A	N/A	N/A	N/A
Nuveen Oregon Intermediate Municipal Bond Fund	$61	N/A	$181	$275	N/A	N/A	N/A	N/A	$304	$498	N/A	N/A	N/A	N/A

With respect to the nominees who are TC Board Members, aggregate compensation figures paid by the TC Funds include cash and amounts deferred under both a long-term compensation plan and optional deferred compensation plan, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation. The TC Funds have a long-term compensation plan for board members. Currently, under this unfunded deferred compensation plan, annual contributions equal to $110,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain TC Funds) selected by each board member. As currently structured, after the board member leaves the TC Board, benefits related to service on the TC Board will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the board member. The board may waive the mandatory retirement policy for the board members, which would delay the commencement of benefit payments until after the board member eventually retires from the board. Pursuant to a separate deferred compensation plan, TC Board Members also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain TC Funds) selected by each board member. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the board member.

C-2

APPENDIX D

BOARD AND COMMITTEE MEETINGS

HELD DURING CALENDAR YEAR ENDED DECEMBER 31, 2022

	Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Open-End Funds Committee
Nuveen Investment Funds, Inc.	5	11	0	6	4	4	6	4

Information is presented on a calendar year basis, as the Funds have different fiscal year ends.

D-1

APPENDIX E

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Nuveen Short Term Municipal Bond Fund	3/31	$37,025	$37,885	$0	$0	$0	$0	$37	$0	$0	$0	$0	$0	$0	$0
Nuveen Credit Income Fund	8/31	$35,710	$61,350	$7,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Strategic Income Fund	8/31	$47,570	$64,500	$7,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Minnesota Intermediate Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$22	$0	$0	$0	$0	$0	$0	$0
Nuveen Minnesota Municipal Bond Fund	5/31	$37,025	$37,988	$0	$0	$0	$0	$38	$0	$0	$0	$0	$0	$0	$0
Nuveen Nebraska Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$7	$0	$0	$0	$0	$0	$0	$0
Nuveen Oregon Intermediate Municipal Bond Fund	5/31	$35,975	$37,988	$0	$0	$0	$0	$15	$0	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022
Nuveen Dividend Value Fund	10/31	$27,984	$16,375	$9,500	$3,000	$0	$0	$0	$5,200	$0	$0	$0	$0	$0	$0
Nuveen Large Cap Select Fund	10/31	$15,190	$16,375	$5,000	$0	$0	$0	$0	$2,000	$0	$0	$0	$0	$0	$0
Nuveen Mid Cap Growth Opportunities Fund	10/31	$16,500	$16,375	$5,000	$0	$0	$0	$2,500	$2,000	$0	$0	$0	$0	$0	$0
Nuveen Mid Cap Value Fund	10/31	$16,170	$16,375	$5,000	$0	$0	$0	$0	$1,500	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Growth Opportunities Fund	10/31	$15,930	$16,375	$5,000	$0	$0	$0	$2,500	$2,000	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Select Fund	10/31	$15,445	$16,375	$5,000	$0	$0	$0	$2,500	$2,000	$0	$0	$0	$0	$0	$0
Nuveen Small Cap Value Fund	10/31	$17,690	$16,375	$5,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Real Estate Securities Fund	12/31	$53,135	$56,106	$7,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Global Infrastructure Fund	12/31	$48,140	$54,050	$0	$0	$0	$0	$2,748	$36,103	$0	$0	$0	$0	$0	$0
Nuveen Real Asset Income Fund	12/31	$50,960	$56,435	$0	$0	$0	$0	$0	$139	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Nuveen Short Term Municipal Bond Fund	3/31	$37	$0	$0	$0	$0	$0	$37	$0
Nuveen Credit Income Fund	8/31	$7,500	$0	$0	$0	$0	$0	$7,500	$0
Nuveen Strategic Income Fund	8/31	$7,500	$0	$0	$0	$0	$0	$7,500	$0
Nuveen Minnesota Intermediate Municipal Bond Fund	5/31	$22	$0	$0	$0	$0	$0	$22	$0
Nuveen Minnesota Municipal Bond Fund	5/31	$38	$0	$0	$0	$0	$0	$38	$0
Nuveen Nebraska Municipal Bond Fund	5/31	$7	$0	$0	$0	$0	$0	$7	$0
Nuveen Oregon Intermediate Municipal Bond Fund	5/31	$15	$0	$0	$0	$0	$0	$15	$0

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022
Nuveen Dividend Value Fund	10/31	$9,500	$8,200	$0	$0	$0	$0	$9,500	$8,200
Nuveen Large Cap Select Fund	10/31	$5,000	$2,000	$0	$0	$0	$0	$5,000	$2,000
Nuveen Mid Cap Growth Opportunities Fund	10/31	$7,500	$2,000	$0	$0	$0	$0	$7,500	$2,000
Nuveen Mid Cap Value Fund	10/31	$5,000	$1,500	$0	$0	$0	$0	$5,000	$1,500
Nuveen Small Cap Growth Opportunities Fund	10/31	$7,500	$2,000	$0	$0	$0	$0	$7,500	$2,000
Nuveen Small Cap Select Fund	10/31	$7,500	$2,000	$0	$0	$0	$0	$7,500	$2,000
Nuveen Small Cap Value Fund	10/31	$5,000	$0	$0	$0	$0	$0	$5,000	$0
Nuveen Real Estate Securities Fund	12/31	$7,500	$0	$0	$0	$0	$0	$7,500	$0
Nuveen Global Infrastructure Fund	12/31	$2,748	$36,103	$0	$0	$0	$0	$2,748	$36,106
Nuveen Real Asset Income Fund	12/31	$0	$139	$0	$0	$0	$0	$0	$139

Appendix F

LIST OF HOLDERS OF MORE THAN 5% OF ANY CLASS OF SHARES IN EACH FUND

As of the Record Date, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Nuveen Investment Funds, Inc.

Nuveen Credit Income Fund — Class I	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	1,071,268.9110	25.60%

	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust CO as Cust. for IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	788,950.3980	18.86%

	TIAA Trust, N.A. as Cust/TTEE of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd. Charlotte, NC 28262-8500	362,483.8570	8.66%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	347,593.5630	8.31%

	Pershing LLC One Pershing Plaza. Jersey City, NJ 07399-0001	318,097.9580	7.60%

Nuveen Mid Cap Value Fund — Class I	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust Co. as Cust for IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	2,810,355.3760	41.20%

	Standard Insurance Company 1100 SW 6th Ave. Suite P11A Portland, OR 97204-1015	537,768.8120	7.88%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	512,321.0910	7.51%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	477,265.6540	7.00%

Nuveen Real Estate Securities Fund — Class A	Merrill Lynch Pierce Fenner & Smith Attn: Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	1,443,064.8520	16.62%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,144,476.8880	13.18%

	National Financial Services LLC for the exclusive benefit of our customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	829,735.9680	9.56%

	Morgan Stanley Smith Barney LLC for the exclusive benefit of its cust 1 New York Plz. Fl. 12 New York, NY 10004-1965	615,927.7830	7.09%

	Wells Fargo Clearing Services LLC Special Custody Acct for Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	466,047.1140	5.37%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	461,968.7480	5.32%

Nuveen Dividend Value Fund — Class I	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust Co. As Cust. for IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	12,826,931.4670	60.76%

Nuveen Dividend Value Fund — Class A	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	5,006,224.6700	18.49%

	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz. Fl. 12 New York, NY 10004-1965	1,804,300.0400	6.66%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	1,631,762.4510	6.03%

	Edward D Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	1,614,203.3050	5.96%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,582,472.2980	5.84%

	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	1,436,864.6930	5.31%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,378,037.3590	5.09%

Nuveen Dividend Value Fund — R6	TIAA-CREF Imf Lifecycle Fund #2055 Attn Janice Carnicelli 730 3rd Ave. New York, NY 10017-3206	9,604,053.6160	5.59%

	TIAA-CREF Imf Lifecycle Fund #2055 Attn Janice Carnicelli 730 3rd Ave. New York, NY 10017-3206	31,561,134.6020	18.35%

	TIAA-CREF Imf Lifecycle Fund #2055 Attn Janice Carnicelli 730 3rd Ave. New York, NY 10017-3206	24,198,031.2750	14.07%

	TIAA-CREF Imf Lifecycle Fund #2055 Attn Janice Carnicelli 730 3rd Ave. New York, NY 10017-3206	22,575,986.1690	13.13%

	TIAA-CREF Imf Lifecycle Fund #2055 Attn Janice Carnicelli 730 3rd Ave. New York, NY 10017-3206	19,502,420.4300	11.34%

	TIAA-CREF Imf Lifecycle Fund #2055 Attn Janice Carnicelli 730 3rd Ave. New York, NY 10017-3206	18,128,833.9950	10.54%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	TIAA-CREF Imf Lifecycle Fund #2055 Attn Janice Carnicelli 730 3rd Ave. New York, NY 10017-3206	13,209,518.1460	7.68%

Nuveen Dividend Value Fund — Class C	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	42,170.6540	5.91%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	41,239.7820	5.78%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	37,902.9050	5.31%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	184,008.1810	25.80%

	Empower Trust Co. LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd. 2t2 Greenwood Vlg, CO 80111-5002	86,550.0160	12.14%

	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz. Fl. 12 New York, NY 10004-1965	84,002.7960	11.78%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	73,022.8730	10.24%

	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	44,215.0550	6.20%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	42,771.5500	6.00%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Large Cap Select Fund — Class A	Charles Schwab & Co. Inc. Attn Mutual Funds Ops 211 Main Street San Francisco, CA 94105-1901	258,144.1960	33.26%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	105,640.2920	13.61%

	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	94,017.0260	12.11%

	Ascensus Trust Company FBO Amana Tool Corp. P.O. Box 10758 Fargo, ND 58106-0758	74,951.9390	9.66%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	44,562.3270	5.74%

Nuveen Large Cap Select Fund — Class C	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	21,270.8920	48.13%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	7,522.2500	17.02%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	6,430.7650	14.55%

	UMB Bank N.A. Cust Simple IRA Carol L Youngdale Shartec System Inc. Simple Plan 10125 101st Pl. N. Maple Grove, MN 55369-3560	2,220.3890	5.02%

Fund and Classs	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Large Cap Select Fund — Class I	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	95,096.7040	35.27%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	51,619.7680	19.14%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	20,009.6810	7.42%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	14,531.9710	5.39%

Nuveen Mid Cap Growth Opportunities — Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	311,147.3350	21.11%

	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust Co. As Cust for IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	270,635.5840	18.36%

	Empower Trust Co. LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd. 2t2 Greenwood Vlg, CO 80111-5002	218,584.8970	14.83%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	173,153.9050	11.75%

Nuveen Mid Cap Growth Opportunities — Class R6	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	24,889.2550	29.96%

	Empower Trust Co. LLC Trustee/C FBO Retirement Plans 8515 E. Orchard Rd 2t2 Greenwood Vlg, CO 80111-5002	22,633.4490	27.25%

	AUL Group Retirement Account Attn Separate Accts P.O. Box 368 Indianapolis, IN 46206-0368	21,082.5500	25.38%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Mid Cap Growth Opportunities — Class A	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,574,275.2240	24.52%

	State Street Bank and Trust Company Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	442,615.1580	6.89%

Nuveen Small Cap Growth Opportunities Fund — Class A	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	549,076.2710	28.98%

	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	154,170.5410	8.14%

	Charles Schwab & Co. Inc. for the Exclusive Benefit of Its Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	106,151.0900	5.60%

Nuveen Small Cap Growth Opportunities Fund — Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	3,159,723.7380	55.73%

	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust Co. As Cust for IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	1,919,367.4760	33.86%

Nuveen Small Cap Growth Opportunities Fund — Class R6	John Hancock Trust Company LLC 200 Berkeley St. Ste. 7 Boston, MA 02116-5038	10,586.7370	26.25%

	State Street Bank and Trust Company Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	9,051.6620	22.45%

	VRSCO FBO AIGFSB Cust Ttee FBO M-D County Public School 403 B 2727-A Allen Parkway, 4-D1 Houston, TX 77019-2107	5,059.0030	12.54

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Ascensus Truist Company FBO Select Trusses & Lumber, Inc. P.O. Box 10758 Fargo, ND 58106-0758	4,504.8090	11.17%

	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	3,983.0830	9.88%

	Ascensus Trust Company FBO Ironrock Capital, Inc. P.O. Box 10758 Fargo, ND 58106-0758	3,904.7950	9.68%

Nuveen Small Cap Value Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	146,839.6120	19.54%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	111,197.5200	14.80%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	111,163.3300	14.79%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	101,327.1190	13.48%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	69,573.1460	9.26%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	64,453.2960	8.58%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	38,787.6270	5.16%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Small Cap Value Fund — Class A	MLPF&S For the Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	70,271.8760	15.63%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz.,. Fl. 12 New York, NY 10004-1965	53,521.0950	11.90%
	Charles Schwab & Co. Inc. For the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	49,876.1890	11.09%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	42,461.8730	9.44%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	37,502.1100	8.34%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	32,082.1630	7.14%
	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	24,311.6700	5.41%
	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	691,831.2180	18.71%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	502,908.6880	13.60%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	389,204.8070	10.53%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 007 Prudential Smartsolution IRA 280 Trumbell St. Hartford, CT 06103-3509	203,419.6470	5.50%

Nuveen Small Cap Value Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	15,659.2430	27.19%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	14,307.6450	24.85%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	6,178.3310	10.73%
	MLPF&S For the Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr. E., Fl .3 Jacksonville, FL 32246-6484	5,883.1610	10.22%
	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	4,514.0030	7.84%

Nuveen Small Cap Value Fund — Class I	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	1,927,010.9700	58.40%
	Charles Schwab & Co. Inc. for the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	388,551.5920	11.77%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	210,862.0490	6.39%
	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust Co. As Cust for IRA Clients 4 Metrotech Ctr. Brooklyn NY 11245-0004	204,889.4670	6.21%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	2,885,281.7660	33.15%

	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	1,134,661.7460	13.04%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	853,856.5930	9.81%

	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	531,857.3160	6.11%

	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	495,430.1530	5.69%

Nuveen Small Cap Value Fund — Class R6	John Hancock Trust Company LLC 200 Berkeley St. Ste. 7 Boston, MA 02116-5038	41,220.6620	35.64%
	MLPF&S For the Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	35,913.2070	31.05%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	17,777.0010	15.37%
	MAC & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	3,624,739.0740	68.14%
	MLPF&S For the Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	884,793.8830	16.63%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MAC & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	292,366.3350	5.50%

Nuveen Small Cap Select Fund — Class A	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,520,273.7600	24.48%
	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	582,471.6130	9.38%

Nuveen Small Cap Select Fund — Class I	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust Co. As Cust for IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	623,197.7180	16.40%
	Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	617,268.6200	16.24%
	Empower Trust Co. LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2t2 Greenwood Vlg, CO 80111-5002	456,416.4360	12.01%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	452,077.0050	11.90%
	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	337,873.6420	8.89%

Nuveen Small Cap Select Fund — Class R6	SEI Trust Company OBO Nuveen TIAA Lifecycle Blend 2035 Attn Tamara McManus 1 Freedom Valley Dr. Oaks, PA 19456-9989	50,099.8500	13.49%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	SEI Trust Company OBO Nuveen TIAA Lifecycle Blend 2040 Attn Tamara McManus 1 Freedom Valley Dr. Oaks, PA 19456-9989	46,621.5380	12.56%

	SEI Trust Company OBO Nuveen TIAA Lifecycle Blend 2030 Attn Tamara McManus 1 Freedom Valley Dr. Oaks, PA 19456-9989	45,462.0850	12.24%

	SEI Trust Company OBO Nuveen TIAA Lifecycle Blend 2045 Attn Tamara McManus 1 Freedom Valley Dr. Oaks, PA 19456-9989	39,769.9650	10.71%

	SEI Trust Company OBO Nuveen TIAA Lifecycle Blend 2050 Attn Tamara McManus 1 Freedom Valley Dr. Oaks, PA 19456-9989	33,643.6140	9.06%

	SEI Trust Company OBO Nuveen TIAA Lifecycle Blend 2025 Attn Tamara McManus 1 Freedom Valley Dr. Oaks, PA 19456-9989	30,813.8670	8.30%

	DCGT As Ttee And/Or Cust. FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	26,799.9130	7.22%

	SEI Trust Company OBO Nuveen TIAA Lifestyle Blend 2055 Attn Tamara Mcmanus 1 Freedom Valley Dr. Oaks, PA 19456-9989	26,571.5940	7.16%

	Vanguard Fiduciary Trust Company 400 Devon Park Drive L23 Wayne, PA 19087-1816	25,058.4760	6.75%

Nuveen Nebraska Municipal Bond Fund — Class C	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	59,496.8410	36.47
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	44,838.3910	27.49%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Edward D Jones & Co. for the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-371	23,994.2440	14.71%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	18,957.0390	11.62%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	8,352.5530	5.12%

Nuveen Nebraska Municipal Bond Fund — Class I	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	247,209.2160	5.39%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	1,221,635.1070	26.62%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 South Sixth Street-P08 Minneapolis, MN 55402-4413	516,240.8840	11.25%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	509,804.8200	11.11%
	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	470,151.3620	10.24%
	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	451,725.7240	9.84%
	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	365,894.9540	7.97%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Nebraska Municipal Bond Fund — Class A	Edward D Jones & Co. for the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3710	1,747,142.7980	41.30%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	525,485.5070	12.42%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 South Sixth Street-P08 Minneapolis, MN 55402-4413	490,657.4400	11.60%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	404,689.9930	9.57%
	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	256,037.1050	6.05%

Nuveen Oregon Intermediate Municipal Bond Fund — Class I	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	4,949,588.6610	30.63%
	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	2,763,524.8730	17.10%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,818,979.3440	11.26%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	1,472,306.5750	9.11%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	1,037,518.7560	6.42%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	969,801.5440	6.00%

Nuveen Oregon Intermediate Municipal Bond Fund — Class A	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	438,415.3430	15.87%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	358,325.5180	12.97%
	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	309,028.8400	11.19%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	249,322.2800	9.03%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	247,148.9840	8.95%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	238,529.2360	8.64%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz. FL 12 New York, NY 10004-1965	176,095.8390	6.38%

Nuveen Oregon Intermediate Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	108,538.1540	50.90%
	Joseph R Myers Ttee & Linda E Myers Ttee Myers Family Trust 3470 View Ln. Eugene, Or 97405-2314	23,978.7110	11.25%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	21,846.3760	10.25%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	19,791.8450	9.28%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	13,590.2900	6.37%

Nuveen Minnesota Municipal Bond Fund — Class A	Edward D Jones & Co. for the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3710	3,806,841.5900	19.69%
	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	2,670,814.0190	13.81%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	2,036,322.9700	10.53%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,975,354.8560	10.22%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,499,987.1860	7.76%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,319,087.0030	6.82%
	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,060,332.5350	5.48%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0001	1,040,203.6000	5.38%

Nuveen Minnesota Municipal Bond Fund — Class I	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	5,657,669.9870	18.28%
	Band & Co. C/o US Bank PO. Box 1787 Milwaukee, WI 53201-1787	4,804,286.4850	15.52%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	3,659,067.7520	11.82%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	2,581,414.0160	8.34%
	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,277,546.2130	7.36%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,942,211.0940	6.27%
	SEI Private Trust Company C/o Bremer Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	1,822,592.0870	5.89%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	1,572,941.6700	5.08%

Nuveen Minnesota Municipal Bond Fund — Class C	American Enterprise Investment Services Inc. 707 2nd Ave S. Minneapolis, MN 55402-2405	389,298.8590	27.14%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	234,088.8080	16.32%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	150,984.8580	10.53%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	127,285.8880	8.87%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	122,371.7310	8.53%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	97,592.2630	6.80%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	81,652.5160	5.69%

Nuveen Minnesota Intermediate Municipal Bond Fund — Class I	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	10,489,865.8040	42.35%
	Charles Schwab & Co. Inc. for the Benefit of their Customers 211 Main St. San Francisco, CA 94105-1901	3,178,734.9000	12.83%
	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, Mn 55402-2405	2,729,840.9590	11.02%
	National Financial Services LLC for the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	2,107,016.1970	8.51%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	1,788,222.6390	7.22%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Minnesota Intermediate Municipal Bond Fund — Class A	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	1,988,330.2310	24.02%
	Edward D Jones & Co. for the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3710	1,198,710.6340	14.48%
	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, Mn 55402-2405	1,065,978.0970	12.88%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	881,692.9240	10.65%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	584,574.1560	7.06%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	510,760.7370	6.17%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	501,750.1390	6.06%

Nuveen Minnesota Intermediate Municipal Bond Fund — Class C	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	393,382.9300	47.42%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	133,849.9350	16.13%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	71,757.1650	8.65%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	53,377.7340	6.43%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Real Asset Income Fund — Class A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,118,348.7480	15.12%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,014,418.3030	13.72%
	American Enterprise Investment Services Inc. 707 2nd Ave S. Minneapolis, MN 55402-2405	708,099.6320	9.58%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	688,722.4130	9.31%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	687,683.3400	9.30%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	546,727.8610	7.39%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	476,584.3710	6.45%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	460,442.8970	6.23%
	MLPF&S For the Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	393,024.5020	5.32%
	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	382,462.9050	5.17%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Real Asset Income Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis, MO 63103-2523	810,252.4110	24.36%
	American Enterprise Investment Services Inc. 707 2nd Ave S. Minneapolis, MN 55402-2405	502,724.0000	15.11%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	463,010.9960	13.92%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	348,650.5500	10.48%
	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	267,322.3620	8.04%
	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	192,463.1800	5.79%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	192,266.9750	5.78%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	180,872.3200	5.44%

Nuveen Real Asset Income Fund — Class I	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	9,740,556.4600	26.37%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	3,933,593.8250	10.65%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz. FL 12 New York, NY 10004-1965	3,837,058.9200	10.39%

	American Enterprise Investment Services Inc. 707 2nd Ave S. Minneapolis, MN 55402-2405	3,175,251.5350	8.60%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	2,792,391.0230	7.56%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,028,914.9860	5.49%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,860,623.7770	5.04%

Nuveen Real Asset Income Fund — Class R6	SEI Private Trust Company C/o Principal Financial ID 636 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	4,211,273.7900	49.24%
	Mac & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	1,787,050.2340	20.89%
	Mac & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	1,254,864.1710	14.67%
	Capinco C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	1,110,896.4080	12.99%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Global Infrastructure — Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	1,304,366.3160	29.38%
	American Enterprise Investment Services Inc. 707 2nd Ave S Minneapolis, MN 55402-2405	392,516.3810	8.84%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	389,698.8940	8.78%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	346,014.5850	7.79%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	297,461.6540	6.70%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	283,282.6540	6.38%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	250,264.3670	5.64%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	238,425.4880	5.37%

Nuveen Global Infrastructure — Class I	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	4,287,438.1640	13.15%
	SEI Private Trust Company C/o Washington Trust Bank 1 Freedom Valley Dr. Oaks, PA 19456-9989	3,781,978.9070	11.60%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 South Sixth Street-P08 Minneapolis, MN 55402-4413	3,388,449.0710	10.39%

	American Enterprise Investment Services Inc. 707 2nd Ave S Minneapolis, MN 55402-2405	3,043,864.0460	9.34%

	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	2,710,205.6190	8.31%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	2,081,371.7850	6.38%

Nuveen Global Infrastructure — Class C	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	190,736.6480	23.57%
	American Enterprise Investment Services Inc. 707 2nd Ave S Minneapolis, MN 55402-2405	133,048.2910	16.44%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	104,717.5370	12.94%
	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	73,017.7460	9.02%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	64,453.6650	7.97%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	51,975.1200	6.42%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	50,446.4850	6.24%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr., 3rd Fl. Mutual Fund Department Brooklyn, NY 11245-0003	41,074.3930	5.08%

Nuveen Global Infrastructure — Class R6	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	2,165,950.5740	33.16%
	Northern Trust Co. PO Box 92956 Chicago IL 60675-2956	2,123,317.4460	32.51%
	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr., 3rd Fl. Mutual Fund Department Brooklyn NY 11245-0003	1,571,574.8970	24.06%

Nuveen Strategic Income Fund — Class A	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	2,653,393.7270	20.50%
	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	1,572,375.0170	12.15%
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,304,245.4290	10.08%
	American Enterprise Investment Services Inc. 707 2nd Ave S Minneapolis, MN 55402-2405	1,239,639.3180	9.58%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd Jersey City, NJ 07310-1995	1,022,512.4030	7.90%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	909,440.9990	7.03%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	839,085.6740	6.48%

Nuveen Strategic Income Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	254,959.7430	19.80%
	American Enterprise Investment Services Inc. 707 2nd Ave S Minneapolis, MN 55402-2405	220,298.3700	17.11%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	154,456.6140	12.00%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	149,015.7350	11.57%
	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	104,915.6860	8.15%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	93,623.0070	7.27%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	83,183.0420	6.46%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	65,437.9560	5.08%

Nuveen Strategic Income Fund — Class I	American Enterprise Investment Services Inc. 707 2nd Ave S Minneapolis, MN 55402-2405	6,781,861.6260	19.29%
	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	4,628,704.9040	13.17%
	JP Morgan Chase Bank NA FBO TIAA-CREF Trust Co. as Custodian for IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	3,918,863.2270	11.15%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	3,305,797.0400	9.40%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., Fl. 12 New York, NY 10004-1965	1,947,587.5980	5.54%
	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	1,852,026.1730	5.27%

Nuveen Strategic Income Fund — Class R6	Mac & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	18,306,289.7420	72.58%
	Mac & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	5,259,612.3140	20.85%

Nuveen Short Term Municipal Bond Fund — Class A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	4,175,625.5180	17.09%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz. Fl. 12 New York, NY 10004-1965	3,193,963.7450	13.07%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	2,905,072.5460	11.89%

	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	2,667,630.5070	10.92%

	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	2,064,673.4600	8.45%

	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,952,325.6850	7.99%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FLoor 499 Washington Blvd. Jersey City, NJ 07310-1995	1,694,226.9300	6.93%

Nuveen Short Term Municipal Bond Fund — Class I	Band & Co. C/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	4,700,659.1630	15.34%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz.,. Fl. 12 New York, NY 10004-1965	3,987,138.1860	13.01%
	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	3,598,464.2530	11.74%
	Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	3,449,282.5920	11.26%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	3,151,809.4210	10.29%

	American Enterprise Investment Services Inc. 707 2nd Ave. S. Minneapolis, MN 55402-2405	2,119,370.9160	6.92%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	2,015,934.5620	6.58%

Nuveen Short Term Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	155,629.8120	15.64%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz. Fl. 12 New York, NY 10004-1965	145,843.1600	14.65%
	MLPF&S For the Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr. E., Fl. 3 Jacksonville, FL 32246-6484	132,549.0220	13.32%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	126,133.0070	12.67%
	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	121,799.1860	12.24%
	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr 3rd FL Mutual Fund Department Brooklyn, NY 11245-0003	63,754.5990	6.41%
	American Enterprise Investment Services Inc. 707 2nd Ave. S Minneapolis, MN 55402-2405	60,302.1500	6.06%

Nuveen 333 West Wacker Drive Chicago, IL 60606-1286 (800) 257-8787

www.nuveen.com	NIF 1123

nuveen A TIAA Company PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MU6Y5XM on November 20 at 2:00 p.m. Central Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. nuveen A TIAA NUVEEN INVESTMENT FUNDS, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2023 THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of each of Nuveen Investment Funds, Inc., a Maryland Corporation (the “Corporation”), on behalf of each series of the Corporation, individually a “Fund,” and collectively, the “Funds”, revoking previous proxies, hereby appoints Kevin J. McCarthy, Mark L. Winget and John M. McCann, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MU6Y5XM, on Monday, November 20, 2023, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Fund(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NIT_33520_100923_BK2 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Nuveen Funds Special Meeting of Shareholders to Be Held Virtually on November 20, 2023. The Joint Proxy Statement for this meeting is available at: https://www.nuveen.com/en-us/investments/proxy-information#mutual-funds IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD FUNDS Nuveen Credit Income Fund Nuveen Large Cap Select Fund Nuveen Minnesota Intermediate Municipal Bond Fund Nuveen Oregon Intermediate Municipal Bond Fund Nuveen Short Term Municipal Bond Fund Nuveen Small Cap Value Fund FUNDS Nuveen Dividend Value Fund Nuveen Mid Cap Growth Opportunities Fund Nuveen Minnesota Municipal Bond Fund Nuveen Real Asset Income Fund Nuveen Small Cap Growth Opportunities Fund Nuveen Strategic Income Fund FUNDS Nuveen Global Infrastructure Fund Nuveen Mid Cap Value Fund Nuveen Nebraska Municipal Bond Fund Nuveen Real Estate Securities Fund Nuveen Small Cap Select Fund Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X] A Proposal 1. To elect twelve (12) Board Members: FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01. Joseph A. Boateng 02. Michael A. Forrester 03. Thomas J. Kenny 04. Amy B.R. Lancellotta [ ] [ ] [ ] 05. Joanne T. Medero 06. Albin F. Moschner 07. John K. Nelson 08. Loren M. Starr 09. Matthew Thornton III 10. Terence J. Toth 11. Margaret L. Wolff 12. Robert L. Young INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NIT 2 33520 xxxxxxxx